Exhibit 10.1

                                         INCENTIVE STOCK OPTION AGREEMENT
                                           Option Granted June 25, 1998
                                      Under the 1989 Stock Incentive Program
                                                        of
                                             The Interlake Corporation

         WHEREAS,                , (hereinafter called the "Optionee") is a key
employee of        , a subsidiary of The Interlake Corporation (hereinafter
called the "Corporation") or a subsidiary thereof;

         WHEREAS, the 1989 Stock Incentive Program of the Corporation ("Program"), authorizing the granting to directors, officers and other key employees of the Corporation and its subsidiaries of options to buy from the Corporation shares of common stock, par value $1 a share, has been duly adopted by the Corporation; and

         WHEREAS, the execution of a stock option agreement in the form hereof has been authorized by a resolution of the Management Development and Compensation Committee (the "Committee") of the Board of Directors of the Corporation duly adopted on June 25, 1998;

         WHEREAS, the option granted hereby is intended to qualify as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor provision thereto;

         NOW, THEREFORE, the Corporation hereby grants to the Optionee an option to purchase shares of common stock, par value $1 a share, of the Corporation (or any security into which such shares may be changed by reason of any transaction or event described in Paragraph 15(a) of the Program) at a price of Four and Twenty-One Thousand Eight Hundred and Seventy-Five Hundred Thousandths Dollars ($4.21875) per share, upon the terms and conditions hereinafter set forth.

         1. Until terminated, as hereinafter provided, this option may be exercised in whole or in part from time-to-time as follows:

                  (a) In full, upon a "change in control," as hereinafter defined, while the Optionee is employed by the Corporation and/or any subsidiary;

                  (b) Unless exercisable in full by reason of a change in control, to the extent of the numbers of shares as of the dates set forth below, so long as the Optionee shall have been in the continuous employ (which for purposes of this


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         sub-paragraph  includes leaves of absence approved by the Committee and for illness, military or government service, or other reason) of the Corporation and/or any subsidiary from the date hereof to such date

                           June 25, 1999                     shares [25%]
                           June 25, 2000                     shares [50%]
                           June 25, 2001                     shares [75%]
                           June 25, 2002                     shares [100%]; and

                  (c) If an Optionee's employment terminates by reason of his "retirement" or "disability," as hereinafter defined, or by reason of death, and if an installment would have become exercisable within one year subsequent to such event had the Optionee remained in the continuous employ of the Corporation and/or any subsidiary, to the extent of the sum of the number of shares purchasable pursuant to paragraph 1(b) above and such additional installment.

         2. The option price may, at the election of the Optionee, be paid (i) in cash or by check acceptable to the Corporation or (ii) by transfer to the Corporation of shares of common stock of the Corporation owned by the Optionee and having a market value (valued as set forth in the Program) equal to the total option price, or (iii) any combination of whole shares owned by the Optionee and funds equal to the total option price. In addition, the Optionee shall pay the Corporation an amount in cash or by check equal to applicable federal and other withholding taxes. Upon receipt of the payments referred to in the two preceding sentences, the Corporation agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee. For purposes of this Section 2, the requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements satisfactory to the Corporation with a broker to sell on the exercise date a number of shares being purchased and such broker undertakes to deliver the option price to the Corporation after settlement of such sale. Notwithstanding any other provision of this Section 2, the right of the Optionee to make payment of the option price by means of delivery of shares shall be subject to the Corporation not being prohibited from accepting such shares for such purpose by the terms of any financing agreement or instrument to which it is then subject.

         3. This option shall terminate on the earliest of the following dates:

                  (a) On the date upon which the Optionee ceases to be an employee of the Corporation or a subsidiary by reason of termination of employment for cause;

                  (b) Three months after the Optionee ceases to be an employee of the Corporation or a subsidiary, unless he ceases to be an employee by reason of death, retirement or disability as hereinafter defined, or as described in (a) above;

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                  (c)  One  year  after  the   termination   of  the  Optionee's
         employment by reason of "retirement" or "disability" as hereinafter defined, or by reason of death; or

                  (d)      June 25, 2008.

In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Corporation or a subsidiary, this option shall terminate upon a finding by the Committee to that effect, notwithstanding any other provision of this agreement. Nothing contained in this option shall limit whatever right the Corporation or a subsidiary might otherwise have to terminate the employment of the Optionee.

         4. This option is not transferrable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal guardian or legal representative.

         5. This option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws. The Corporation hereby agrees to make reasonable efforts to comply with any applicable securities laws.

         6. The Committee shall make or provide for such adjustments in the number of shares of common stock covered by this stock option, in the option price applicable to this stock option, and in the kind of securities covered thereby, as the Committee in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, reorganization, partial or complete liquidation, repurchase or exchange of shares, issuance of rights or warrants to purchase securities, or
(c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for this stock option such alternative consideration as it in good faith may determine to be equitable in the circumstances and may require in connection therewith the surrender of this stock option. No adjustment provided in this Paragraph 6 shall require the Corporation to sell any fractional shares.

         7. The term "subsidiary," as used in this agreement, has the meaning ascribed to it in the Program. For purposes of this agreement, the continuous employ of the Optionee with the Corporation or a subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Corporation or any subsidiary, by reason of the transfer of his employment among the Corporation and its subsidiaries.

         8. The term "disability," as used in this agreement, means the termination of

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an Optionee's  employment  under such  circumstances as entitle him to Long Term
Disability Benefits under the Corporation's Salaried Employees Group Insurance Plan, or a long term disability plan of the subsidiary by which he is employed, and in which he participates at the time the disability occurs. If an Optionee does not participate in a long term disability plan, "disability" means the termination of an Optionee's employment under such circumstances as would entitle him to long term disability benefits if he were a participant in the Corporation's Salaried Employees Group Insurance Plan. The term " retirement," as used in this agreement, means the termination of the Optionee's employment by reason of retirement on or after the Optionee's 65th birthday.

         9. The term "change in control," as used in this agreement, means the occurrence of any of the following events while the Optionee is employed by the Corporation or a subsidiary:

                  (a) The Corporation is merged or consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Corporation immediately prior to such merger, consolidation or reorganization;

                  (b) The Corporation sells all or substantially all of its business and/or assets to any other corporation or other legal person, less than 75% of the outstanding voting securities or other capital interests of which are owned in the aggregate by the stockholders of the Corporation, directly or indirectly, immediately prior to or after such sale;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 25% or more of the issued and outstanding shares of voting securities of the Corporation; or

                  (d) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new director of the Corporation was approved by a vote of at least two-thirds of such directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.


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         10. The holder of this Option  shall not be, nor have any of the rights or privileges of, a holder of the Corporation's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Corporation to such holder.

         11. The Corporation shall not be required to issue any fractional shares of Common Stock pursuant to this option.

         Executed at Lisle, Illinois, as of June 25, 1998.

                                        THE INTERLAKE CORPORATION


                                        By:/s/W. Robert Reum
                                           Chairman of the Board,
                                           President and Chief
                                           Executive Officer


Receipt Acknowledged and Incentive Stock Option Agreement Accepted this
day of             , 1998.

                                                     Signed: